UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

Kona Grill, Inc.

(Name of Registrant as Specified In Its Charter)

Marcus E. Jundt

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On February 16, 2010, Marcus E. Jundt filed with the Commission a report on Schedule 13D relating to his ownership of common stock of Kona Grill, Inc. (the “Issuer”). The Schedule 13D, attached hereto, includes information regarding Mr. Jundt’s intention to appear at the Issuer’s 2010 Annual Meeting to place his name into nomination for election to the Board of Directors. To the extent any such information is deemed soliciting material pursuant to Rule 14a-12, Mr. Jundt is the sole participant.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No.     )*

Kona Grill, Inc.
(Name of Issuer)
Common Stock, $.01 par value
(Title of Class of Securities)
50047H201
(CUSIP Number)
Marcus E. Jundt
1360 12th Street Northeast
Watertown, SD 57201

With a copy to:
Martin R. Rosenbaum, Esq.
Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-4140
Phone: (612) 672-8200
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)
January 25, 2010
(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	50047H201

1	NAMES OF REPORTING PERSONS Marcus E. Jundt

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
	(a) ☐
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

	OO, BK (See Item 3)

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		600,731

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		10,800

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		600,731

WITH	10	SHARED DISPOSITIVE POWER

		10,800

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	611,531 (see explanation in Item 5)

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

	6.7%

14	TYPE OF REPORTING PERSON

	IN

2

ITEM 1. SECURITY AND ISSUER
This statement relates to the common stock, $.01 par value, of Kona Grill, Inc., a Delaware corporation (the “Company” or the “Issuer”). The address of the Company’s principal executive offices is 7150 East Camelback Road, Suite 220, Scottsdale, AZ 85251.
ITEM 2. IDENTITY AND BACKGROUND
(a) This Schedule 13D is being filed by Marcus E. Jundt.
(b) The principal residence or office of Mr. Jundt is 1360 12th Street Northeast, Watertown, SD 57201.
(c) Mr. Jundt is a private investor.
(d) — (e) During the last five years, Mr. Jundt has not been convicted in a criminal proceeding, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which such individual was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting, or mandating activity subject to, federal or state securities laws or finding any violation with respect to such laws.
(f) Mr. Jundt is a citizen of the United States.
ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION
The 600,731 shares owned by Mr. Jundt were acquired as follows. (i) Mr. Jundt received 540,731 shares on October 18, 2006 as a gift from the Mary Joann Jundt Irrevocable Trust. Mr. Jundt paid no consideration in this transfer. (ii) Mr. Jundt purchased 60,000 shares on November 21, 2007 upon exercise of a stock option at $6.00 per share. In connection with this purchase, Mr. Jundt borrowed $360,000 from Crown Bank and pledged the 60,000 shares to Crown Bank in connection with the loan.
The 10,800 shares owned by trusts for Mr. Jundt’s children, as described in Item 5, were acquired by the trusts prior to the Issuer’s initial public offering in 2005.
ITEM 4. PURPOSE OF TRANSACTION
Mr. Jundt has beneficially owned significant amounts of the Issuer's common stock since prior to the Issuer's initial public offering in 2005. He has made previous filings with respect to his beneficial ownership on Schedule 13G and amendments thereto. In October 2006 and November 2007, at the times he acquired the shares he currently beneficially owns, as described in Item 3, Mr. Jundt was Chairman, President and Chief Executive Officer of the Issuer. He acquired such shares for investment purposes. Currently, Mr. Jundt is not an executive officer or director of the Issuer.
On January 25, 2010, Mr. Jundt transmitted a letter to the Issuer (the “Notice”), attached hereto as Exhibit 99.1 and incorporated herein by reference. The Notice, in compliance with the advance notice requirement of stockholder nominees in the Issuer’s Bylaws, advised the Issuer that Mr. Jundt was nominating himself for election to the Board of Directors of the Issuer at the Annual Meeting. On January 28, 2010, Mr. Jundt received a letter from Anthony L. Winczewski, Chairman of the Issuer’s Nominating Committee, acknowledging receipt of Mr. Jundt’s letter. Mr. Winczewski’s letter asserted, among other things, that the Notice was deficient under the requirements of the Issuer’s Bylaws, with which assertion Mr. Jundt disagrees. On February 3, 2010, Mr. Jundt transmitted a letter to the Issuer, attached hereto as Exhibit 99.2 and incorporated herein by reference, responding to Mr. Winczewski’s letter and, among other things, providing certain additional requested information including clarification of his request that the Company include his name and background information in the 2010 proxy statement and to include his name on any proxy card with the individuals nominated by the Company’s board of directors for election as a director of the Company. On February 4, 2010, Mr. Jundt received another letter from Mr. Winczewski, asserting, among other things, that the Notice as amended by Mr. Jundt’s February 3 letter continued to be deficient under the requirements of the Issuer’s Bylaws, with which assertion Mr. Jundt also disagrees. On February 5, 2010, Mr. Jundt transmitted another letter to the Issuer, attached hereto as Exhibit 99.3 and incorporated herein by reference, responding to Mr. Winczewski’s letter and

3

providing certain additional requested information. On February 6, 2010, Mr. Jundt received another letter from Mr. Winczewski (the “February 6 Letter”). The February 6 Letter stated that the Issuer’s Nominating Committee had determined that Mr. Jundt’s February 5 letter does not comply in all technical respects with the requirements of Section 1.13 of the Bylaws, with which assertion Mr. Jundt disagrees. However, the February 6 Letter stated that the Nominating Committee and the Board have determined that collectively, Mr. Jundt’s February 5 letter, together with the Notice and the February 3 letter, substantially comply on their face with the requirements of Section 1.13 of the Issuer’s Bylaws. The February 6 Letter stated that, therefore, the Issuer in good faith, but subject to the accuracy and completeness of all information, representations and undertakings made by Mr. Jundt in his correspondence, and further subject to Mr. Jundt’s compliance with Rule 14a-9 under the Exchange Act, was not rejecting and did accept the validity of the Notice, as so amended, for purposes of Section 1.13 of the Bylaws. The February 6 Letter also stated that neither the Nominating Committee nor the Board will nominate Mr. Jundt as a Board nominee or recommend him as a candidate for election at the Annual Meeting, and Mr. Jundt’s name and background information will not appear in any of the Company’s proxy materials.
As permitted under Section 1.13 of the Bylaws, Mr. Jundt intends to appear at the Annual Meeting to place his name into nomination for election to the Board of Directors. In addition to the activities described in this Item 4,, Mr. Jundt, as an investor, intends to review his investment in the Issuer on a continuing basis and, depending on various factors, including, without limitation, the Issuer’s financial position and management strategy, the price levels of the common stock, conditions in the securities markets, conditions in the industry and general economic conditions, may in the future take such actions with respect to his investment in the Issuer as he deems appropriate including, without limitation, purchasing additional shares of common stock or selling some or all of his shares or to change his intention with respect to any and all matters referred to in Item 4.
Except as set forth in this Item 4, the Reporting Person has no present plans or proposal that relates to or would result in any of the actions specified in clauses (a) through (j) of Item 4 of Schedule 13D.
STOCKHOLDERS OF KONA GRILL, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES IN SUPPORT OF MR. JUNDT FOR USE AT THE ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANT IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE AVAILABLE TO THE STOCKHOLDERS OF KONA GRILL, INC. FROM THE PARTICIPANT AT NO CHARGE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.
ITEM 5. INTEREST IN THE SECURITIES OF THE ISSUER
(a) Mr. Jundt may be deemed to beneficially own 611,531 shares, representing approximately 6.7% of the outstanding shares of Common Stock of the Issuer. The calculation of the foregoing percentage is based on a total of 9,143,856 shares of Common Stock outstanding on October 31, 2009, as reported in the Issuer’s Quarterly Report on Form 10-Q.
(b) Mr. Jundt has sole voting and dispositive power with respect to 600,731 shares of the Common Stock. Mr. Jundt has reported that he may be deemed the beneficial owner of an aggregate 10,800 shares held in trusts for the benefit of his children; however, he is not a trustee of the trusts, does not hold voting or dispositive power over such shares and disclaims beneficial ownership of such shares.

4

(c) TRANSACTIONS WITHIN THE LAST 60 DAYS OR SINCE THE LAST FILING ON SCHEDULE 13D, WHICHEVER IS LESS.
None.
(d) Not applicable.
(e) Not applicable.
ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS WITH RESPECT TO SECURITIES OF THE ISSUER
None
ITEM 7. MATERIAL TO BE FILED AS EXHIBITS

99.1	Letter from Mr. Jundt to the Issuer dated January 25, 2010
99.2	Letter from Mr. Jundt to the Issuer dated February 3, 2010
99.3	Letter from Mr. Jundt to the Issuer dated February 5, 2010

5

SIGNATURE
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.
Dated: February 16, 2010

/s/ Marcus E. Jundt Marcus E. Jundt

6

Exhibit 99.1
Marcus E. Jundt
1360 12th Street Northeast
Watertown, South Dakota 57201
Kona Grill, Inc.
Attn: Mark S. Robinow, Secretary
7150 East Camelback Road, Suite 220
Scottsdale, Arizona 85251
VIA FEDERAL EXPRESS
NOTICE OF NOMINATION OF DIRECTORS TO
THE BOARD OF DIRECTORS OF KONA GRILL, INC.
January 25, 2010
To the Secretary of Kona Grill, Inc.:
You are hereby notified that pursuant to Section 1.13 of the bylaws (the “Bylaws”) of Kona Grill, Inc. (the “Company”), Marcus E. Jundt, a registered stockholder of the Company, nominates himself for election to the Company’s Board of Directors at the next annual meeting of the Company’s stockholders. The information required to be set forth herein in accordance with the Bylaws is set forth below.
Marcus E. Jundt’s Information—age 44; business and residential address: 1360 12th Street Northeast, Watertown, SD 57201; principal occupation or employment: investor. Marcus E. Jundt served as President and Chief Executive Officer of the Company from July 2006 through May 18, 2009, and as Chairman of the Board of the Company from March 2004 through May 18, 2009, and as a director of the Company from September 2000 through May 18, 2009. Prior to joining the Company, Mr. Jundt served as Vice Chairman and President of the investment advisory firm of Jundt Associates, Inc. During November 2007, a receiver was appointed to administer the assets of Jundt Associates, Inc. From November 1988 to March 1992, Mr. Jundt served as a research analyst for Victoria Investors covering the technology, health care, financial services, and consumer industries. From July 1987 until October 1988, Mr. Jundt served in various capacities on the floor of the Chicago Mercantile Exchange with Cargill Investor Services. Mr. Jundt also serves as a director of Acuo Technologies, LLC, a private company. Mr. Jundt nominated himself to be elected to serve on the Company’s Board of Directors in his capacity as a stockholder of the Company. Mr. Jundt’s prior experience with the Company and the financial markets provides him with the tools and acumen required to become a director of the Company. His in-depth knowledge of the Company’s financials and operations provide him with practical know-how that can be utilized as a director serving on the Company’s Board of Directors.
As part of Mr. Jundt’s voluntary resignation from the Company, the Company and Mr. Jundt entered into a Separation Agreement dated August 6, 2009. Pursuant to the terms of the Agreement, for twelve months after Mr. Jundt’s voluntary resignation, Mr. Jundt will receive severance compensation equal to his base salary in effect at the time of termination, paid in the manner and at such times as the base salary otherwise would have been payable, and continuation of medical and dental benefits in effect under COBRA. All unvested portions of Mr. Jundt’s stock options that were scheduled to vest over a period of twelve months following the date of termination became vested and immediately exercisable for a period of three months following the separation date. The Agreement contains customary confidentiality provisions and a full release of any claims, known or unknown, that Mr. Jundt may have had against the Company.

Nominating Stockholder Information

Nominating Stockholder:	Marcus E. Jundt
Registered Address:	7150 E. Camelback Road, Suite 220
Scottsdale, Arizona 85251

Number of Shares of
Common Stock Beneficially Owned	Type of Ownership
600,731	Direct — common stock
5,400**	Indirect — James R. Jundt Irrevocable Trust for Katharine Grace Jundt dated 12/19/95
5,400**	Indirect — James R. Jundt Irrevocable Trust for Maxwell James Jundt dated 10/19/97
611,531	TOTAL
Written Consent and Certification
I hereby certify that I am the holder of record of shares of the Company set forth above entitled to vote for the election of directors of the Company; that attached to this Notice is Schedule 13G filed on behalf of myself that evidences that I am the beneficial owner of the minimum number of shares required to be held for greater than one year; that I intend to continue to own such shares in an amount sufficient to nominate myself as a director through the date of the next annual shareholder meeting; and that I intend to appear in person or by proxy at the meeting to nominate myself as a director at the next annual meeting of the shareholders. I further hereby consent to be named in the Company’s proxy statement as a person nominated to serve on the Company’s Board of Directors and will serve on the Company’s Board of Directors if so elected. I have executed this Notice to be effective as of the date first set forth above.

/s/ Marcus E. Jundt Marcus E. Jundt

Encl.
cc:	Berke Bakay (w/o enclosure)
Marc A. Buehler (w/o enclosure)
Richard J. Hauser (w/o enclosure)
Douglas G. Hipskind (w/o enclosure)
Anthony L. Winczewski (w/o enclosure)
Mark A. Zesbaugh (w/o enclosure)

**	Marcus E. Jundt disclaims beneficial ownership of these shares of Company common stock.

2

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13G

Under the Securities Exchange Act of 1934
(Amendment No. 3)*

Kona Grill, Inc.
(Name of Issuer)
COMMON STOCK
(Title of Class of Securities)
50047H 20 1
(CUSIP Number)
December 31, 2008
(Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

     ☐ Rule 13d-1(b)

     ☐ Rule 13d-1(c)

     ☑ Rule 13d-1(d)

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	50047H 20 1

1	NAMES OF REPORTING PERSONS Marcus E. Jundt

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS)
(a) ☐
(b) ☐

3	SEC USE ONLY

4	CITIZENSHIP OR PLACE OF ORGANIZATION

United States

	5	SOLE VOTING POWER

NUMBER OF		875,731(1)

SHARES	6	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		10,800(2)

EACH	7	SOLE DISPOSITIVE POWER
REPORTING
PERSON		875,731(1)

WITH:	8	SHARED DISPOSITIVE POWER

10,800(2)

9	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

886,531(1)(2)(3)

10	CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS)

☐

11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

13.1%

12	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)

IN
(1) Includes 175,000 shares issuable upon the exercise of stock options and 100,000 shares issuable upon the exercise of warrants.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee.
(3) Does not include 319,633 shares held by James R. Jundt, the father of the Reporting Person.

2

CUSIP No.	50047H 20 1
Item 1.
(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices:

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona 85251
Item 2.
(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence:

7150 E. Camelback Road, Suite 220 Scottsdale, AZ 85251

(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1

Item 3.	If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

3

CUSIP No.	50047H 20 1

Item 4.	Ownership.
Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 886,531(1)(2)(3)

(b)	Percent of class: 13.1%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 875,731(1)

(ii)	Shared power to vote or to direct the vote: 10,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 875,731(1)

(iv)	Shared power to dispose or to direct the disposition of: 10,800(2)

Item 5.	Ownership of Five Percent or Less of a Class.
If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ☐.

Item 6.	Ownership of More than Five Percent on Behalf of Another Person.
Not Applicable.

Item 7.	Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person.
Not Applicable.

Item 8.	Identification and Classification of Members of the Group.
Not Applicable.

Item 9.	Notice of Dissolution of Group.
Not Applicable.

Item 10.	Certifications.
Not Applicable.
(1) Includes 175,000 shares issuable upon the exercise of stock options and 100,000 shares issuable upon the exercise of warrants.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee.
(3) Does not include 319,633 shares held by James R. Jundt, the father of the Reporting Person.

4

CUSIP No.	50047H 20 1
SIGNATURE
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 10, 2009
(Date)
/s/ Marcus E. Jundt
(Signature)

Marcus E. Jundt
(Name/Title)

Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13G

Under the Securities Exchange Act of 1934
(Amendment No. 2)*

Kona Grill, Inc.
(Name of Issuer)
COMMON STOCK
(Title of Class of Securities)
50047H 20 1
(CUSIP Number)
December 31, 2007
(Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

     ☐ Rule 13d-1(b)

     ☐ Rule 13d-1(c)

     ☑ Rule 13d-1(d)

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	50047H 20 1	Page	2	of	5

1	NAMES OF REPORTING PERSONS Marcus E. Jundt

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS)
(a) ☐
(b) ☐

3	SEC USE ONLY

4	CITIZENSHIP OR PLACE OF ORGANIZATION

United States

	5	SOLE VOTING POWER

NUMBER OF		750,731(1)

SHARES	6	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		410,800(2)

EACH	7	SOLE DISPOSITIVE POWER
REPORTING
PERSON		750,731(1)

WITH:	8	SHARED DISPOSITIVE POWER

410,800(2)

9	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

1,161,531(1)(2)(3)

10	CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS)

☐

11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

16.7%

12	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)

IN
(1) Includes 150,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

2

CUSIP No. 50047H 20 1	13G	Page 3 of 5 Pages
Item 1.

(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices: 7150 E. Camelback Road, Suite 220 Scottsdale, Arizona 85251
Item 2.

(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence: 7150 E. Camelback Road, Suite 220 Scottsdale, AZ 85251

(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1
Item 3. If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

CUSIP No. 50047H 20 1	13G	Page 4 of 5 Pages
Item 4. Ownership.
Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 1,161,531(1)(2)(3)

(b)	Percent of class: 16.7%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 750,731(1)

(ii)	Shared power to vote or to direct the vote: 410,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 750,731(1)

(iv)	Shared power to dispose or to direct the disposition of: 410,800(2)
Item 5. Ownership of Five Percent or Less of a Class.
If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ?.
Item 6. Ownership of More than Five Percent on Behalf of Another Person.
Not Applicable.
Item 7. Identification and Classification of the Subsidiary Which Acquired the Security
Being Reported on by the Parent Holding Company or Control Person.
Not Applicable.
Item 8. Identification and Classification of Members of the Group.
Not Applicable.
Item 9. Notice of Dissolution of Group.
Not Applicable.
Item 10. Certifications.
Not Applicable.
(1) Includes 150,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 5 of 5 Pages
SIGNATURE
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 7, 2008

(Date)

Marcus E. Jundt

(Signature)

Marcus E. Jundt

(Name/Title)
Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13G

Under the Securities Exchange Act of 1934
(Amendment No. 1)*

Kona Grill, Inc.
(Name of Issuer)
COMMON STOCK
(Title of Class of Securities)
50047H 20 1
(CUSIP Number)
December 31, 2006
(Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

     ☐ Rule 13d-1(b)

     ☐ Rule 13d-1(c)

     ☑ Rule 13d-1(d)

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	50047H 20 1	Page	2	of	5

1	NAMES OF REPORTING PERSONS: Marcus E. Jundt

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☐

3	SEC USE ONLY:

4	CITIZENSHIP OR PLACE OF ORGANIZATION:

United States

	5	SOLE VOTING POWER:

NUMBER OF		700,731(1)

SHARES	6	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		410,800(2)

EACH	7	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		700,731(1)

WITH:	8	SHARED DISPOSITIVE POWER:

410,800(2)

9	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

1,111,531(1)(2)(3)

10	CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9):

17.9%

12	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

IN
(1) Includes 160,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 3 of 5 Pages
Item 1.
(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices:
7150 E. Camelback Road, Suite 220
Phoenix, Arizona 85251
Item 2.
(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence:
301 Carlson Parkway, Suite 120
Minnetonka, Minnesota 55305
(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1

Item 3.	If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

CUSIP No. 50047H 20 1	13G	Page 4 of 5 Pages
Item 4. Ownership.
Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 1,111,531(1)(2)(3)

(b)	Percent of class: 17.9%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 700,731(1)

(ii)	Shared power to vote or to direct the vote: 410,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 700,731(1)

(iv)	Shared power to dispose or to direct the disposition of: 410,800(2)
Item 5. Ownership of Five Percent or Less of a Class.
If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ☐.
Item 6. Ownership of More than Five Percent on Behalf of Another Person.
Not Applicable.

Item 7.	Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person.
Not Applicable.
Item 8. Identification and Classification of Members of the Group.
Not Applicable.
Item 9. Notice of Dissolution of Group.
Not Applicable.
Item 10. Certifications.
Not Applicable.
(1) Includes 160,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 5 of 5 Pages
SIGNATURE
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 14, 2007

(Date)

/s/ Marcus E. Jundt

(Signature)

Marcus E. Jundt

(Name/Title)
Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 13G
(Rule 13d-102)
INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT TO
RULES 13d-1(b), (c), and (d) and AMENDMENTS THERETO FILED PURSUANT TO 13d-2(b)
(Amendment No. ____)*
Kona Grill, Inc.

(Name of Issuer)
COMMON STOCK

(Title of Class of Securities)
50047H 20 1

(CUSIP Number)
August 15, 2005

(Date of Event Which Requires Filing of this Statement)
Check the appropriate box to designate the rule pursuant to which this Schedule is filed:
          ☐ Rule 13d-1(b)
          ☐ Rule 13d-1(c)
          ☑ Rule 13d-1(d)

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.
The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

Item 1
Item 2
Item 3. If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:
Item 4. Ownership
Item 5. Ownership of Five Percent or Less of a Class
Item 6. Ownership of More than Five Percent on Behalf of Another Person
Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person
Item 8. Identification and Classification of Members of the Group
Item 9. Notice of Dissolution of Group
Item 10. Certifications
SIGNATURE

CUSIP No. 50047H 20 1	13G	Page 2 of 5 Pages

1.	NAME OF REPORTING PERSONS
I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITY ONLY)

Marcus E. Jundt

2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a) ☐
(b) ☐

3.	SEC USE ONLY

4.	CITIZENSHIP OR PLACE OF ORGANIZATION
United States

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 195,134(1)

	6.	SHARED VOTING POWER
710,800(2)

	7.	SOLE DISPOSITIVE POWER
195,134(1)

	8.	SHARED DISPOSITIVE POWER
710,800(2)

9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
905,934(1)(2)(3)

10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES
(SEE INSTRUCTIONS) ☐

11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
15.2%

12.	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)
IN

(1) Includes 60,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 500,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 540,731 shares beneficially owned by the Mary Joann Jundt Irrevocable Trust, of which Mary Joann Jundt, the mother of the Reporting Person, is trustee, and 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 3 of 5 Pages
Item 1.

(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices:
7150 E. Camelback Road, Suite 220
Phoenix, Arizona 85251
Item 2.

(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence:
301 Carlson Parkway, Suite 120
Minnetonka, Minnesota 55305

(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1

Item 3.	If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

CUSIP No. 50047H 20 1	13G	Page 4 of 5 Pages
Item 4. Ownership.
     Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 905,934(1)(2)(3)

(b)	Percent of class: 15.3%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 195,134(1)

(ii)	Shared power to vote or to direct the vote: 710,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 195,134(1)

(iv)	Shared power to dispose or to direct the disposition of: 710,800(2)
Item 5. Ownership of Five Percent or Less of a Class.
     If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ☐.
Item 6. Ownership of More than Five Percent on Behalf of Another Person.
     Not Applicable.

Item 7.	Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person.
     Not Applicable.
Item 8. Identification and Classification of Members of the Group.
     Not Applicable.
Item 9. Notice of Dissolution of Group.
     Not Applicable.
Item 10. Certifications.
     Not Applicable.
(1) Includes 60,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 500,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 540,731 shares beneficially owned by the Mary Joann Jundt Irrevocable Trust, of which Mary Joann Jundt, the mother of the Reporting Person, is trustee, and 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 5 of 5 Pages
SIGNATURE
     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 8, 2006

(Date)

/s/ Marcus E. Jundt

(Signature)

Marcus E. Jundt

(Name/Title)
Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

Exhibit 99.2
Marcus E. Jundt
1360 12th Street Northeast
Watertown, South Dakota 57201
Kona Grill, Inc.
Attn: Mark S. Robinow, Secretary
7150 East Camelback Road, Suite 220
Scottsdale, Arizona 85251
February 3, 2010
VIA FEDERAL EXPRESS AND E-MAIL
Re: Letter dated January 28, 2010 from Kona Grill, Inc. (the “Company”) to Marcus E. Jundt.
To the Secretary of Kona Grill, Inc.:
This letter is sent in response to the Company’s letter dated January 28, 2010 (the “Company Letter”) addressed to me, which, among other things, stated that my notice of nomination of a director dated January 25, 2010 and delivered to the Company (the “Notice”) was “defective and of no effect” under the Company’s amended and restated by-laws currently in effect (the “Bylaws”).
As an initial matter, I, after consultation with securities counsel, respectively disagree that the Notice was defective under the Bylaws. The Company Letter quoted the following portion of Section 1.13 of the Bylaws as the “relevant” portion relating to the stockholder nomination process, and I therefore assume that the Company felt that the Notice failed to adequately address such requirements:
“A stockholder’s notice to the corporation of nominations for a regular or special meeting of stockholders shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) such person’s name, age, business address and residence address and principal occupation or employment, (2) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or that is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, [as amended (the “Exchange Act”)].”
The Notice provides my name, age, business address and residence address and principal occupation or employment, as follows: “age 44; business and residential address: 1360 12th Street Northeast, Watertown, SD 57201; principal occupation or employment: investor.” Furthermore, as to the required disclosures set forth in Regulation 14A of the Exchange Act, my biography contained in the Notice is taken from the Company’s 2009 Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) dated effective March 17, 2009, and from the Company’s Form 8-K filed with the SEC on August 12, 2009 with respect to my Separation Agreement with the Company set forth therein (collectively, the “Previous Filings”). I also supplied current information on my beneficial ownership of the Company’s common stock.
If the disclosures set forth in the Previous Filings complied with the relevant SEC requirements, including without limitation Regulation 14A of the Exchange Act, I do not understand how the same information no longer complies today. To the extent such Rules were modified by those certain Rule amendments set forth in the Federal Register on December 23, 2009, with respect to Schedule 14A under Regulation 14A, the biography set forth in the Notice took these amendments into account, and to the extent applicable, accordingly modified the disclosures set forth in the Notice. Where no information was required in response to a particular item of Regulation 14A of the Exchange Act, no information was provided in the Notice. Accordingly, I respectfully disagree with the Company’s refusal to give effect to the Notice and hereby reserve all rights related to such refusal. Your counsel should contact Martin Rosenbaum of the Maslon firm in Minneapolis (612.672.8326) (martin.rosenbaum@maslon.com) if they disagree with our assessment.

Furthermore, as an accommodation to the Company and in no way whatsoever acknowledging any deficiencies in the Notice, I am providing certain additional information to the Company in hopes of moving the nomination process ahead without any further delay.
The Company Letter requests clarification of the purpose of the Notice. The Bylaws do not require a Company stockholder to request consideration of the nominating committee and the Company’s board of directors to become a nominee to serve on the Company’s board of directors. To the contrary, the submission of the Notice to the Company eliminates the need to seek the approval of the nominating committee and board of directors of the Company. However, based upon my prior executive and board experience with the Company and the other compelling reasons set forth in the Notice, I respectfully request that the nominating committee and the Company’s board of directors recommend me for election as a director by the Company’s stockholders at the 2010 annual stockholder meeting.
The Company’s question about whether I am opposing all of the Company’s board of directors nominees is somewhat confusing and irrelevant under Section 1.13 of the Bylaws. The Notice validly nominated me, and I intend to appear at the 2010 annual stockholders meeting of the Company to speak on my own behalf. I hope to receive enough stockholder votes to be one of the three candidates elected to the board of directors of the Company at the 2010 annual stockholders meeting. This process involves no active opposition on my part against any specific nominee of the Company’s board of directors. At this time I do not intend to file materials with the SEC to solicit proxies and respectfully request that the Company include my name and background information in the 2010 proxy statement and to include my name on any proxy card with the individuals nominated by the Company’s board of directors for election as a director of the Company. However, I reserve the right to solicit proxies in connection with the 2010 annual stockholders meeting, either by filing proxy materials with the SEC or in a manner exempt from filing requirements. In any event, I am seeking to become a director of the Company in my capacity as a major stockholder of the Company and as someone who fully intends to serve the interests of all stockholders of the Company, not as some sort of “insurgent opposition,” as stated in the Company Letter.
At this time, other than as stated above and in the Notice, I have no intention to take any other action at the 2010 stockholders meeting of the Company. As stated above, I believe that the Notice provided to the Company contained all information required by the Bylaws to nominate a person to the Company’s board of directors. I have sent this letter to the Company as an accommodation only, and it shall not by any means be deemed an admission that the Notice is defective for any purpose. In the event that the Company requires more information from me to facilitate the nomination process, please contact me immediately (480-388-1009) (marcusjundt@yahoo.com) or my counsel, Martin Rosenbaum, so that we can respond in an appropriate, timely manner.

Sincerely,
/s/ Marcus E. Jundt

cc:	Berke Bakay (via e-mail)
Marc A. Buehler (via e-mail)
Richard J. Hauser (via postal mail)
Douglas G. Hipskind (via e-mail)
Anthony L. Winczewski (via e-mail)
Mark A. Zesbaugh (via e-mail)
Clifford E. Neimeth, Esq. (via e-mail)
Scott Weiss, Esq. (via e-mail)
Martin R. Rosenbaum (via e-mail)
Bradley A. Pederson, Esq. (via e-mail)

2

Exhibit 99.3
Marcus E. Jundt
1360 12th Street Northeast
Watertown, South Dakota 57201
Kona Grill, Inc.
Attn: Tony Winczewski, Chairman, Nominating Committee
7150 East Camelback Road, Suite 220
Scottsdale, Arizona 85251
February 5, 2010
VIA FEDERAL EXPRESS AND E-MAIL
Re: Letter dated February 4, 2010 from Kona Grill, Inc. (the “Company”) to Marcus E. Jundt.
Dear Mr. Winczewski:
This letter is sent in response to the Company’s letter dated February 4, 2010 (the “Company Letter”) addressed to me, which, among other things, stated that my notice of nomination of a director set forth in my letter dated January 25, 2010 and delivered to the Company (the “Notice”), with additional information supplied by my letter dated February 3, 2010, was “defective and of no effect” under the Company’s amended and restated by-laws currently in effect (the “Bylaws”).
I continue, after consultation with securities counsel, to respectfully disagree that the Notice was defective under the Bylaws. However, in the Company Letter, you requested that I confirm additional detailed information. As stated in my February 3 letter, I am willing to provide all additional relevant information requested by the Company as an accommodation to the Company. I am supplying such information below, in no way whatsoever acknowledging any deficiencies in the Notice and without acknowledging that such information is required pursuant to Regulation 14A under the Securities Exchange Act of 1934 or otherwise required under Section 1.13(II) of the Bylaws. In particular and not by way of limitation, I am not acknowledging that any actions taken or contemplated by me represent a solicitation for the purpose of opposing a solicitation subject to Regulation 14A as contemplated by Rule 14a-12(c) under the Securities Exchange Act of 1934.
I note that the Company Letter states that the Nominating Committee and the Board have declined to nominate me as a Board candidate. As I stated in my February 3 letter, the Bylaws do not require that I seek or receive such nomination, as the submission of the Notice to the Company in compliance with the Bylaws eliminates the need to seek the approval of the nominating committee and Board. I continue to respectfully request that the Company include my name and background information in the 2010 proxy statement and to include my name on any proxy card with the individuals nominated by the Company’s board of directors for election as a director of the Company. As stated in my letter dated February 3, 2010, I have no present intention to file proxy materials relating to the 2010 annual stockholders meeting. However, I continue to reserve the right to solicit proxies in connection with the annual meeting, either by filing proxy materials with the SEC or in a manner exempt from filing requirements.
I have included below each of the questions or requests in the Company letter, with my response:
1.
Item 5(b)(1)(v) of Schedule 14A requires a “participant” (as such term is defined therein) to state the amount of each class of securities of the registrant which the participant owns of record but not beneficially. Your letters dated January 25, 2010 and February 3, 2010 do not indicate the amount of each class of securities of the Company, if any, you own of record but not “beneficially” (as such term is defined in Rule 13d-3 under the Exchange Act).

Response: I do not own any securities of the Company of record where I do not also own the securities beneficially. In other words, for securities of the Company which I own of record, I also own the securities beneficially. Therefore, the response to this request is “zero”.
2.
Item 5(b)(1)(vi) of Schedule 14A requires a participant to state with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date. Your letters dated January 25, 2010 and February 3, 2010 do not indicate the amount of securities (which would include, derivatives, options, rights to acquire and sell, etc.), if any, you purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date.

Response: The following is a description of the requested information with respect to all securities of the Company which I have purchased and sold in the past two years and the other information requested in your request (2) above:

Date	Type of Transaction	Price	Number of Shares
2/7/08	Grant of stock options	$11.72 per share (option exercise price)	20,000 (stock options)
8/1/08	Distribution by Kona MN, LLC of 200,000 warrants of the Company to the holders of interests in the LLC	Not applicable.	I received 100,000 warrants, which subsequently expired unexercised.
8/1/08	Sale of 50% interest in Kona MN, LLC, which held 200,000 shares of Company common stock	Interest in LLC was sold for $10.00 and assumption of certain debt.	200,000 shares
4/30/09	Grant of stock options	$2.10 per share (option exercise price)	30,000 (stock options)
3.
Item 5(b)(1)(vii) of Schedule 14A requires a participant to state and indicate the amount of indebtedness as of the latest practicable date with respect to all securities of the registrant purchased or sold within the past two years if any part of the purchase price or market value of any of the shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. If such funds were borrowed or obtained otherwise than pursuant to a margin account of bank loan in the regular course of business of a bank, broker or dealer, briefly describe the transaction, and state the names of the parties. Your letters dated January 25, 2010 and February 3, 2010 do not indicate the amount of indebtedness, if any, as of the latest practicable date or whether the funds, if any, were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer.

2

Response: For any of the Company securities purchased or sold in the past two years, I confirm that no part of the purchase price or market value of any of the shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Therefore, the request for information in the second sentence of your request (3), above, is not applicable as there are no such borrowed or obtained funds.
4.
Item 5(b)(1)(viii) of Schedule 14A requires a participant to state whether or not the participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. If such arrangements exist, the participant is required to name the parties to such contracts, arrangements or understandings and give the detail thereof. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether or not you are, or were within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant.

Response: I have pledged 540,731 shares of common stock to Prosperan Bank in connection with loan in the principal amount of approximately $7.15 million. I have pledged 60,000 shares of common stock to Crown Bank in connection with a loan in the principal amount of approximately $360,000. Other than these arrangements, I hereby confirm that I am not, and was not within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
5.
Item 5(b)(1)(ix) of Schedule 14A requires a participant to state the amount of securities of the registrant owned beneficially, directly or indirectly, by each of the participant’s “associates” (as such term is defined in Rule 14a-1 under the Exchange Act) and the name and address of each such associate. Your letters dated January 25, 2010 and February 3, 2010 do not indicate the amount of securities of the Company owned beneficially, directly or indirectly by each of your associates, if any, and the name and address of each such associate.

Response: My “associates” (as such term is defined in Rule 14a-1 under the Exchange Act) do not beneficially own, directly or indirectly, any securities of the Company.
6.
Item 5(b)(1)(x) of Schedule 14A requires a participant to state the amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly. Your letters dated January 25, 2010 and February 3, 2010 do not indicate the amount of each class of securities of any subsidiary of the Company, if any, which you own beneficially, directly or indirectly.

Response: I do not beneficially own, directly or indirectly, any securities of any parent or subsidiary of the Company.

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7.
Item 5(b)(1)(xii) of Schedule 14A requires a participant to state whether or not the participant or any associates of the participant have any arrangement or understanding with any person—(A) with respect to any future employment by the registrant or its “affiliates” (as such term is defined in Rule 12b-2 under the Exchange Act); or (B) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party, and, if so, to describe such arrangement or understanding and state the names of the parties thereto. Your letters dated January 25, 2010 and February 3, 2010 to not state whether or not you or your associates, if any, have any such arrangement or understanding.

Response: I do not have, and none of my associates have, any arrangement or understanding with any person—(A) with respect to any future employment by the Company or its “affiliates” (as such term is defined in Rule 12b-2 under the Exchange Act); or (B) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.
8.
Item 6(d) of Schedule 14A requires a participant to furnish the information required by Item 403 of Regulation S-K to the extent known by the persons on whose behalf a “solicitation” (as such term is defined in 14a-1 under the Exchange Act) is made. Item 403(a) of Regulation S-K requires furnishing certain information on the security ownership of beneficial owners of more than 5% of any class of the registrant’s voting securities in substantially the tabular form indicated in such Item. Your letters dated January 25, 2010 and February 3, 2010 do not include all of the information required by Item 403(a) of Regulation S-K in substantially the tabular form so indicated.

Response: To the extent that any of my activities are deemed to constitute a “solicitation” (as such term is defined in Rule 14a-1 under the Exchange Act), I am the only participant. Information regarding my beneficial ownership of securities of the Company in the format required by Item 403(a) is set forth in the table below.

		Amount and
		Nature of
		Beneficial
Title of Class	Name and Address of Beneficial Owner	Ownership		Percent of Class
Common Stock	Marcus E. Jundt 1360 12th Street Northeast Watertown, SD 57201	611,531	(1)	6.7%

(1)
Includes 10,800 shares held in trust by his children, of which Mr. Jundt is not a trustee. Mr. Jundt disclaims beneficial ownership of such shares. Of the 600,731 shares owned by Mr. Jundt, all of such shares have been pledged by Mr. Jundt as security for loans.

9.
Item 7(a) of Schedule 14A requires a participant to furnish the information required by Instruction 4 to Item 103 of Regulation S-K. Instruction 4 to Item 103 of Regulation S-K requires a description of any material legal proceedings to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than 5% of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether any material legal proceedings exist in which you are a party adverse to the registrant or have a material interest adverse to the registrant.

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Response: No material legal proceedings exist in which I am a party adverse to the Company or have a material interest adverse to the Company, except as follows:
The Company has disclosed in its periodic reports that, on April 1, 2009, Samuel Beren, as trustee for the Samuel Beren Trust, filed a stockholder derivative suit in the Court of Chancery of the State of Delaware. I am one of the named defendants in the lawsuit. Because this lawsuit is in the nature of a derivative action filed on behalf of the Company, technically, I am adverse to the Company. However, because the Company is also a nominal defendant in the action, I do not acknowledge or agree that my status as a defendant is a material interest adverse to the Company.
10.
Item 7(b) of Schedule 14A requires a participant to furnish all the information required by Item 401 of Regulation S-K, which requires a description of any arrangement or understanding between a nominee and any other person(s) (naming such person(s)) pursuant to which the nominee was or is to be selected as a director or nominee. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether any such arrangement or understanding exists between you and any other person(s) and, if so, the nature and extent of such arrangements and relationships.

Response: No arrangement or understanding exists between me and any other person pursuant to which I was or am to be selected as a director or nominee of the Company.
11.
Item 401(d) of Regulation S-K requires a statement of the nature of any family relationship between any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether any such family relationship exists and, if so, the nature and extent of such relationship.

Response: There is no family relationship between myself and any current director or executive officer of the Company. I am not aware of any person nominated or chosen by the Company to become a director or executive officer. However, my understanding, based on publicly available documents, is that Mill Road Capital, L.P. is attempting to nominate three individuals to the Board of Directors of the Company: Thomas E. Lynch, Lawrence F. Harris and Craig S. Miller. There is no family relationship between myself and any of such individuals.
12.
Item 401(f) of Regulation S-K requires a description of any involvement in certain legal proceedings or events that occurred during the past 10 years and that are material to an evaluation of the ability or integrity of any director, person nominated to become a director or executive officer of the registrant. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether you were involved in any such legal proceedings or events during the past 10 years.

Response: During the past 10 years, I have not been involved in any legal proceedings or events of the types enumerated in Item 401(f) of Regulation S-K. In particular, during the past 10 years, I have not been involved in any of the following proceedings or events:
a. I was Chief Executive Officer, Director and a significant shareholder of Jundt Associates, Inc. (“JAI”). Pursuant to Order dated December 14, 2007, the Hennepin County District Court in Minnesota appointed a receiver to administer the assets of JAI. Further information about these proceedings is provided under paragraph (ii) below.
Other than as stated above, no petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) me, (ii) any partnership in which I was a general partner at or within two years before such event, or (iii) any corporation or business association of which I was an executive officer at or within two years before such event.

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b. I was not convicted in a criminal proceeding, nor was I the named subject of a criminal proceeding that is presently pending (other than traffic violations and other minor offenses).
c. I was not the subject of any court order, judgment or decree, not subsequently reversed, suspended, or vacated, which permanently or temporarily enjoined me from, or limited my participation in, any of the following activities: (1) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any such person, or as an investment advisor, underwriter, broker, or dealer in securities, or as an affiliated person, director, or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activities; (2) engaging in any type of business practice; or (3) engaging in any activity in connection with the purchase or sale of any security or commodity in connection with any violation of federal or state securities laws or federal commodities laws.
d. I was not the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days my right to engage in any of the activities described in subparagraph (c) (1) above or your right to be associated with persons in any of such activities.
e. I was not found by a court in a civil action or by the SEC or by the Commodities Futures Trading Commission to have violated any federal or state securities law or federal commodities law where such judgment or finding has not subsequently been reversed, suspended or vacated.
f. I was not the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (1) any federal or state securities or commodities law or regulation; or (2) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (3) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.
g. I was not the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any stock, commodities or derivatives exchange or other equivalent self-regulatory organization.
However, I have been involved in the following legal proceedings in the past 10 years, which are not of the type enumerated in Item 401(f) of Regulation S-K. However, the Company may consider the following legal proceedings to be material to stockholders to make an informed voting decision. I do not acknowledge or concede that these legal proceedings are material in this manner; however, I authorize the Company to include a description of these proceedings in its proxy materials if the Company includes my background and biographical information supplied with the Notice, and if the Board of Directors deems it material to stockholders to make an informed voting decision:
(i) On April 1, 2009, Samuel Beren, as trustee for the Samuel Beren Trust, filed a stockholder derivative suit in the Court of Chancery of the State of Delaware. The suit was brought on behalf of the Company against its directors and the purchasers of our promissory notes issued on March 5, 2009, and named the Company as a nominal defendant. I am a named defendant in such lawsuit. In its Form 10-Q for the quarter ended September 30, 2009 the Company included a description of this lawsuit, including the following statement: “We believe that the allegations in the complaint, including the amended complaint, are without merit and we intend to defend vigorously this action.”

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(ii) In a lawsuit brought in Hennepin County District Court (Paul W. Bottum v. James R. Jundt, Marcus E. Jundt, Jundt Associates, Inc., Acuo Technologies, L.L.C., and Kona Grill, Inc.), I was named as one of five defendants in litigation commenced by a former employee, Paul Bottum, in May 2006. I was Chief Executive Officer, Director and a significant shareholder of Jundt Associates, Inc. (“JAI”). Mr. Bottum claimed that JAI owed Mr. Bottum bonuses based upon an oral agreement made by Messrs. James J. Jundt and me. Pursuant to Order Granted In Part and Denying In Part Partial Summary Judgment, James J. Jundt and I were dismissed from this matter May 17, 2007. On August 10, 2007, the District Court concluded that Mr. Bottum was entitled to the bonuses. Pursuant to Order dated December 14, 2007, the District Court appointed a receiver to administer the assets of JAI. In April 2008, James J. Jundt and I entered into a Settlement Agreement with the receiver.
13.
Item 7(b) of Schedule 14A requires a participant to furnish the information required by Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires a description of any transaction, since the beginning of the registrant’s last fiscal year, or any currently proposed transaction, in which the registrant was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether any such transaction occurred since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which you had or will have a direct or indirect material interest.

Response: There was no transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which I or any other person who is considered a “related person”, as defined in Instruction 1 to Item 404(a) of Regulation S-K, with respect to me, had or will have a direct or indirect material interest.
This response does not address my compensation as an executive officer of the Company, nor does it address any matters relating to the Separation Agreement with the Company dated August 6, 2009. My understanding, after consultation with counsel, is that such compensation-related matters are not covered by Item 404(a), pursuant to Instruction 5 to Item 404(a).
14.
Item 7(b) of Schedule 14A requires a participant to furnish the information required by Item 405 of Regulation S-K. Item 405 of Regulation S-K requires the identification of each person who, at any time during the fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the registrant registered pursuant to Section 12 of the Exchange Act, or any other person subject to Section 16 of the Exchange Act with respect to the registrant because of the requirements of Section 30 of the Investment Company Act or Section 17 of the Public Utility Holding Company Act that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether you failed to file any such reports.

Response: Since the beginning of fiscal 2009, I have not failed to file any required reports required by Section 16(a) of the Exchange Act on a timely basis. Therefore, no disclosure under Item 405 is required.

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15.
Item 7(c) of Schedule 14A requires a participant to furnish the information required by Item 407(a) of Regulation S-K. Item 407(a) of Regulation S-K requires the identification of each nominee for director that is independent under the listed independence standards. Your letters dated January 25, 2010 and February 3, 2010 do not indicate whether you are independent under NASDAQ rules.

Response: During the past three years, I received compensation from the Company as an employee in excess of $120,000 during a period of twelve consecutive months. Therefore, I am not considered an independent director as defined under Rule 5605(a) of the Nasdaq Marketplace Rules.
* * * * *
Please note that, in addition to responding to your specific questions above, I have also reviewed with counsel the other requirements under Schedule 14A and have determined that the above information, together with the information supplied in the Notice, represents all of the information required by Schedule 14A. However, this letter shall not by any means be deemed an admission that the Notice was defective for any purpose.
In the event that the Company believes it requires more information from me to facilitate the nomination process, please contact me immediately (480-388-1009) (marcusjundt@yahoo.com) or my counsel, Martin Rosenbaum (612-672-8326) (martin.rosenbaum@maslon.com), so that we can respond in an appropriate, timely manner.

Sincerely,

Marcus E. Jundt

cc:	Berke Bakay (via postalmail)
Marc A. Buehler (via e-mail)
Richard J. Hauser (via e-mail)
Douglas G. Hipskind (via e-mail)
Mark S. Robinow (via e-mail)
Mark A. Zesbaugh (via e-mail)
Clifford E. Neimeth, Esq. (via e-mail)
Scott Weiss, Esq. (via e-mail)
Martin R. Rosenbaum (via e-mail)
Bradley A. Pederson, Esq. (via e-mail)

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